SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 25, 2019

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2019, the board of directors (the “Board”) of DURECT Corporation (the “Company”) appointed Judith J. Robertson as a Class II director of the Company and Dr. Gail M. Farfel as a Class III director of the Company, both effective immediately. Neither Ms. Robertson nor Dr. Farfel has been appointed as a member of any committee of the Board at this time; however, the Company expects to appoint the new directors to one or more committees of the Board in the future.

As compensation for their service on the Board, Ms. Robertson and Dr. Farfel will each receive the Company’s standard compensation for non-employee directors as described in the Company’s Proxy Statement filed with the SEC on April 27, 2018, including options to purchase 70,000 shares of the Company’s common stock with an exercise price of $0.57 per share, the closing price of the Company’s common stock on the Nasdaq Global Market on the date of the grant. The options vest on an annual basis over three years following the date of grant, subject to continued service.

There is no family relationship between either of Ms. Robertson or Dr. Farfel and any director or executive officer and neither Ms. Robertson nor Dr. Farfel is a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Item 7.01Regulation FD Disclosure.

On April 25, 2019, the Company issued a press release announcing the appointment of Ms. Robertson and Dr. Farfel as directors of the Company. A copy of the press release is included as Exhibit 99.1.

The information set forth in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of DURECT Corporation dated April 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: April 25, 2019	By:	/s/ James E. Brown
James E. Brown
President and Chief Executive Officer

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